UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017

JAGUAR ANIMAL HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01                   Other Events.

On April 28, 2017, Jaguar Animal Health, Inc. (“Jaguar”) issued a press release announcing its entry into an exclusive distribution agreement with JP Equine Services for distribution of Jaguar’s lead non-prescription products, Neonorm™ Foal and Neonorm™ Calf in Japan. The press release also contained information regarding the determination by the NASDAQ Hearing Panel to grant Jaguar’s request for continued listing on NASDAQ, subject to completion of Jaguar’s proposed merger with Napo Pharmaceuticals, Inc. on or before July 31, 2017 and Jaguar’s compliance with NASDAQ’s $2.5 million stockholders’ equity requirement as a result of the merger.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Disclaimer on Forward-looking Statements

This Current Report on Form 8-K, including the press release, contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934.  These include statements regarding the completion of Jaguar’s proposed merger with Napo Pharmaceuticals, Inc. on or before July 31, 2017, Jaguar’s ability to timely evidence compliance with the terms of the Panel’s decision, Jaguar’s intention to develop species-specific formulations of Neonorm™ in additional target species, and Jaguar’s plan to develop formulations of Canalevia™ for cats, horses and dogs. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. Jaguar has based these forward-looking statements largely on its current expectations and projections about future events. These forward-looking statements speak only as of the date of this release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond Jaguar’s control. Except as required by applicable law, Jaguar does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01                Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
99.1	Jaguar Animal Health, Inc. Press Release dated April 28, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR ANIMAL HEALTH, INC.

By:	/s/ Karen S. Wright
	Name:	Karen S. Wright
	Title:	Chief Financial Officer

Date: May 2, 2017

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